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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Neoprobe Corporation:


We consent to the use of our report dated February 14, 2000 incorporated herein by reference.

                                                          /s/ KPMG LLP


Columbus, Ohio

March 31, 1999

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